     EXECUTION COPY                                           EXHIBIT 10.04

                                   PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of February 5, 1998, is executed by and between IFR SYSTEMS, INC., a Delaware corporation (the "Pledgor"), and The First National Bank of Chicago, as "Agent" for itself and for the "Holders of Secured Obligations" under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the "Credit Agreement" (as defined below).

                                     WITNESSETH:

          WHEREAS, the Pledgor, the Agent and certain financial institutions from time to time party thereto (the "Lender") have entered into a certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Pledgor from time to time;

          WHEREAS, the Pledgor owns all of the issued and outstanding Capital Stock of those corporations (the "Subsidiaries"), described on EXHIBIT A hereto; and

          WHEREAS, the Agent and the Lenders have required, as a condition to their entering into the Credit Agreement, that the Pledgor execute and deliver this Pledge Agreement;

          NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Pledgor pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Agent hereby agree as follows:

          1. PLEDGE. The Pledgor hereby pledges to the Agent, for the benefit of the Agent and the Holders of Secured Obligations, and grants to the Agent for the benefit of the Agent and the Holders of Secured Obligations, a security interest in, the following (collectively, the "Pledged Collateral"):

          (a) The investment property consisting of the shares of the Capital Stock of the Subsidiaries, now or at any time or times hereafter owned by the Pledgor, and the certificates representing the shares of such Capital Stock (such now-owned shares being identified on EXHIBIT A attached hereto and made a part hereof), all options, warrants and other forms of investment property for the purchase of shares of the stock of the Subsidiaries now or hereafter held in the name of the Pledgor (all of said Capital Stock, options and warrants and all Capital Stock held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith delivered to the Agent accompanied by stock powers in the form of EXHIBIT B attached hereto and made a part hereof (the "Powers") duly executed in blank, and all dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

          (b) All additional shares of Capital Stock of the Subsidiaries from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock and the Agent is irrevocably authorized to amend EXHIBIT A from time to time to reflect such additional shares), and all options, warrants, other forms of investment property, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (c) The property and interests in property described in SECTION 3 and
     SECTION 7 below; and

          (d) All proceeds of the foregoing.

          2. SECURITY FOR LIABILITIES. The Pledged Collateral secures the prompt payment, performance and observance of (i) the Secured Obligations and
(ii) the Pledgor's obligations and liabilities under this Pledge Agreement and each agreement, document or instrument executed pursuant to or in connection with this Pledge Agreement (all such obligations and liabilities of the Pledgor and the Subsidiaries now or hereafter existing being hereinafter referred to as the "Liabilities").

          3. PLEDGED COLLATERAL ADJUSTMENTS. If, during the term of this Pledge Agreement:

          (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Subsidiaries, or any option included within the Pledged Collateral is exercised, or both, or

          (b) Any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, warrants, rights, options, other securities, or other investment property acquired or issued by reason of any of the foregoing, shall be immediately delivered to and held by the Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; PROVIDED, HOWEVER, that nothing contained in this SECTION 3 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of the Subsidiaries which is not expressly permitted in the Credit Agreement.

          4. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. The Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Agent nor any of the Holders of Secured Obligations shall have any obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Agent may, after the occurrence of a Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Agent may at any time exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

          5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) The Pledgor is the sole legal and beneficial owner of 100% of the issued and outstanding Capital Stock of the Subsidiaries as set forth on EXHIBIT A, free and clear of any Lien except for the security interest created by this Pledge Agreement;

          (b) The Pledgor has full corporate power and authority to enter into this Pledge Agreement;

          (c) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral;

          (d) The Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens;

          (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

          (f) The pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of the Agent for the benefit of the Agent and the Holders of Secured Obligations, securing the payment and performance of the Liabilities; and

          (g) The Powers are duly executed and give the Agent the authority they purport to confer; and

          (h) The Pledgor's chief executive office is located at 10220 West York Street, Wichita, KS 67215-8999, and Pledgor shall not change the location of its chief executive office without giving the Agent thirty (30) days prior written notice.

          6. VOTING RIGHTS. During the term of this Pledge Agreement, and except as provided in this SECTION 6 below, the Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. After the occurrence of a Default, the Agent or the Agent's nominee may, at the Agent's or such nominee's option and following written notice from the Agent to the Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent. Such authorization shall constitute an irrevocable voting proxy from the Pledgor to the Agent or, at the Agent's option, to the Agent's nominee.

          7. DIVIDENDS AND OTHER DISTRIBUTIONS. (a) So long as no Default or Unmatured Event of Default shall have occurred:

          (i) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, PROVIDED, HOWEVER, that any and all

               (A) dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

               (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

               (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

     shall be Pledged Collateral, and shall be forthwith delivered to the Agent to hold, for the benefit of the Agent and the Holders of Secured Obligations, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Agent, for the benefit of the Agent and the Holders of Secured Obligations, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

          (ii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to CLAUSE (i) above.

     (b) After the occurrence of a Default or a Unmatured Event of Default and upon receipt by the Borrower of written notice from the Agent of the Agent's election to have any of the following clauses apply:

          (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Agent and the Holders of Secured Obligations, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

          (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of CLAUSE (i) of this SECTION 7(b) shall be received in trust for the

     Agent, for the benefit of the Agent and the Holders of Secured Obligations, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsements);

          (iii) The Pledgor shall, upon the request of the Agent, at Pledgor's expense, execute and deliver, and cause the Subsidiaries and their respective, officers and directors to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, the Pledgor or their respective counsel, advisable to register the applicable Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act") and to exercise its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, the Pledgor or their respective counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (iv) The Pledgor shall, upon the request of the Agent, at Pledgor's expense, use its best efforts to qualify the Pledged Collateral under state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Agent;

          (v) The Pledgor shall, upon the request of the Agent, at the Pledgor's expense, cause the Subsidiaries to make available to the holders of its securities, as soon as practicable, earnings statements which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (vi) The Pledgor shall, upon the request of the Agent, at the Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor will reimburse the Agent and/or the Holders of Secured Obligations for all expenses incurred by the Agent and/or the Holders of Secured Obligations, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. Upon or at any time after the occurrence of a Default, if the Agent determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then the Pledgor agrees that it will be commercially reasonable if a private sale, upon at least ten
(10) Business Days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less then prices which could have been obtained for such security on any market or exchange or in any other public sale.

          8.  TRANSFERS AND OTHER LIENS.  The Pledgor agrees that it will not
(i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Agent, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

          9. FINANCING STATEMENTS. To the extent permitted by applicable law, the Pledgor hereby authorizes the Agent to file financing or continuation statements and amendments thereto disclosing the security interest granted to the Agent under this Pledge Agreement without the Pledgor's signature appearing thereon, and the Agent agrees to notify the Pledgor when such a filing has been made. The Pledgor agrees that a carbon, photographic, photostatic, or other reproduction of this Pledge Agreement or of a financing statement is sufficient as a financing statement.

          10. REMEDIES. (a) The Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. After the occurrence of a Default and following written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Agent were the outright owner thereof, the Pledgor hereby irrevocably constitutes and appoints the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so; PROVIDED, that the Agent agrees not to exercise such powers as attorney-in-fact unless a Default has occurred and is continuing; PROVIDED, HOWEVER, that the Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence of a Default, the Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Agent or which the Agent shall otherwise have the ability to transfer under applicable law, the Agent may, in its sole discretion, without notice except as specified below, after the occurrence of a Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Agent and each of the Holders of Secured Obligations may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the Agent all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Agent agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Credit Agreement and the Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

          (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in SECTION 26 below at least five (5) Business Days before the time of the sale or disposition; provided, however, that Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after a Default, the Pledgor agrees that after the occurrence of a Default, the Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Agent solicit offers from four or more investors in order for the sale to be commercially reasonable.

          11. SECURITY INTEREST ABSOLUTE. All rights of the Agent and the Holders of Secured Obligations and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (i) Any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto;

          (ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Credit Agreement;

          (iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Pledge Agreement.

          12. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, from time to time in the Agent's sole discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Subsidiaries to the name of the Agent or the Agent's nominee; PROVIDED, that the Agent agrees not to exercise such powers as attorney-in-fact unless a Default has occurred and is continuing.

          13. WAIVERS. (i) The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Credit Agreement.
          (ii) The Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any real property securing all or any part of the Secured Obligations by trustee sale or any other reason impairing the right of the Pledgor, the Agent or any of the Holders of Secured Obligations to proceed against the Pledgor, any other guarantor or the Pledgor's or such guarantor's property. The Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind.

          (iii) The Pledgor hereby expressly waives the benefits of any law in any jurisdiction applicable to this Pledge Agreement purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

          (iv) The Pledgor hereby irrevocably waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), under common law or otherwise, to the claims of the Agent and the Holders of Secured Obligations against the Borrower and all contractual, statutory or common law rights of contribution, reimbursement, indemnification and similar rights and "claims" (as such term is defined in the Bankruptcy Code) against the Borrower which arise, or may arise, in connection with, or as a result of, this Pledge Agreement.

          14. TERM. This Pledge Agreement shall remain in full force and effect until the Liabilities have been fully and indefeasibly paid in cash and the Credit Agreement has terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Agent will release the security interest created hereunder and, if it then has possession of the Pledged Stock, will deliver the Pledged Stock and the Powers to the Pledgor.

          15. DEFINITIONS. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require. Terms used herein but not defined in this Pledge Agreement or the Credit Agreement shall have the meaning accorded such terms under the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of Illinois.

          16. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Agent, for the benefit of itself and the Holders of Secured Obligations, and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

          17. GOVERNING LAW. THIS PLEDGE AGREEMENT HAS BEEN EXECUTED AND DELIVERED BY THE PARTIES HERETO IN CHICAGO, ILLINOIS. ANY DISPUTE BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN

CONNECTION WITH THIS PLEDGE AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          18.  CONSENT TO JURISDICTION; COUNTERCLAIMS; FORUM NON CONVENIENS.
(a) EXCLUSIVE JURISDICTION.  Except as provided in SUBSECTION (b) of this
SECTION 18, the Agent, on behalf of itself and the Holders of Secured Obligations, and the Pledgor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Pledge Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Chicago, Illinois, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of Chicago, Illinois.

          (b) OTHER JURISDICTIONS. The Agent shall have the right to proceed against the Pledgor or its real or personal property in a court in any location to enable the Agent to obtain personal jurisdiction over the Pledgor, to realize on the Pledged Collateral or any other security for the Liabilities or to enforce a judgment or other court order entered in favor of the Agent. The Pledgor shall not assert any permissive counterclaims in any proceeding brought by the Agent arising out of or relating to this Pledge Agreement.

          (c) VENUE; FORUM NON CONVENIENS. Each of the Pledgor and the Agent waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on FORUM NON CONVENIENS) to the location of the court in which any proceeding is commenced in accordance with this SECTION 18.

          19.  RESERVED.

          20. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE PLEDGOR OR THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          21. WAIVER OF BOND. The Pledgor waives the posting of any bond otherwise required of the Agent in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Agent and the Pledgor.

          22. ADVICE OF COUNSEL. The Pledgor represents and warrants to the Agent and the Holders of Secured Obligations that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement, including without limitation those under SECTION 13 and SECTIONS 17 through 21 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Agent and the Holders of Secured Obligations to extend the indebtedness secured hereby.

          23. SEVERABILITY. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          24. FURTHER ASSURANCES. The Pledgor agrees that it will cooperate with the Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

          25. THE AGENT'S DUTY OF CARE. The Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Agent's possession. Without limiting the generality of the foregoing, the Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

          26. NOTICES. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed to the party to be notified as follows:

     if to the Pledgor, at

          IFR Systems, Inc.
          10220 West York Street
          Wichita, KS  67215-8999
          Attention:  Chief Financial Officer
          Telecopy:  (316) 522-3022

     if to the Agent, at

          The First National Bank of Chicago
          One First National Plaza
          Chicago, Illinois  60670-0088
          Attention: Donna Rae Green
          Telecopy:  (312) 732-7655
or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon transmission thereof with confirmation of successful transmission from the sending telecommunications device, if sent by telecommunications device.
          27. AMENDMENTS, WAIVERS AND CONSENTS. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent pursuant to the terms of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          28. SECTION HEADINGS. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          29. EXECUTION IN COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          30. MERGER. This Pledge Agreement represents the final agreement of the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Agent or any Holder of Secured Obligations.

          31. NO STRICT CONSTRUCTION. THE PARTIES HERETO HAVE PARTICIPATED JOINTLY IN THE NEGOTIATION AND DRAFTING OF THIS PLEDGE AGREEMENT. IN THE EVENT AN AMBIGUITY OR QUESTION OF INTENT OR INTERPRETATION ARISES, THIS PLEDGE AGREEMENT SHALL BE CONSTRUED AS IF DRAFTED JOINTLY BY THE PARTIES HERETO AND NO PRESUMPTION OR BURDEN OF PROOF SHALL ARISE FAVORING OR DISFAVORING ANY PARTY BY VIRTUE OF THE AUTHORSHIP OF ANY PROVISIONS OF THIS PLEDGE AGREEMENT.

          IN WITNESS WHEREOF, THE PLEDGOR AND THE AGENT HAVE EXECUTED THIS PLEDGE AGREEMENT AS OF THE DATE SET FORTH ABOVE.

                                   IFR SYSTEMS, INC.


                                   BY:
                                      -----------------------------
                                         NAME:
                                         TITLE:



                                   THE FIRST NATIONAL BANK OF CHICAGO, AS AGENT


                                   BY:
                                       -----------------------------
                                         NAME:
                                         TITLE:










                     SIGNATURE PAGE TO BORROWER PLEDGE AGREEMENT

                                    ACKNOWLEDGMENT


          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE FOREGOING PLEDGE AGREEMENT, AGREES PROMPTLY TO NOTE ON ITS BOOKS THE SECURITY INTERESTS GRANTED UNDER SUCH PLEDGE AGREEMENT, AND WAIVES ANY RIGHTS OR REQUIREMENT AT ANY TIME HEREAFTER TO RECEIVE A COPY OF SUCH PLEDGE AGREEMENT IN CONNECTION WITH THE REGISTRATION OF ANY PLEDGED COLLATERAL IN THE NAME OF THE AGENT OR ITS NOMINEE OR THE EXERCISE OF VOTING RIGHTS BY THE AGENT OR ITS NOMINEE.

          THE UNDERSIGNED WAIVES ALL RIGHTS IT MAY HAVE UNDER SECTION 8-402 OF THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW AS TO THE GENUINENESS AND EFFECTIVENESS OF EACH INSTRUCTION OR INDORSEMENT WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, FOR ANY GUARANTEE OF THE SIGNATURE ON THE STOCK POWER(S) OR OTHER DOCUMENTS EXECUTED.


-------------------------------
                                             [                        ]
                                              ------------------------

                                             BY:
                                                ----------------------
                                                 NAME:
                                                 TITLE:

                                    ACKNOWLEDGMENT


          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE FOREGOING PLEDGE AGREEMENT, AGREES PROMPTLY TO NOTE ON ITS BOOKS THE SECURITY INTERESTS GRANTED UNDER SUCH PLEDGE AGREEMENT, AND WAIVES ANY RIGHTS OR REQUIREMENT AT ANY TIME HEREAFTER TO RECEIVE A COPY OF SUCH PLEDGE AGREEMENT IN CONNECTION WITH THE REGISTRATION OF ANY PLEDGED COLLATERAL IN THE NAME OF THE AGENT OR ITS NOMINEE OR THE EXERCISE OF VOTING RIGHTS BY THE AGENT OR ITS NOMINEE.

          THE UNDERSIGNED WAIVES ALL RIGHTS IT MAY HAVE UNDER SECTION 8-402 OF THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW AS TO THE GENUINENESS AND EFFECTIVENESS OF EACH INSTRUCTION OR INDORSEMENT WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, FOR ANY GUARANTEE OF THE SIGNATURE ON THE STOCK POWER(S) OR OTHER DOCUMENTS EXECUTED.


-------------------------
                                        [                        ]
                                         ------------------------

                                        BY:
                                          -----------------------
                                           NAME:
                                           TITLE:

                                    ACKNOWLEDGMENT


          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE FOREGOING PLEDGE AGREEMENT, AGREES PROMPTLY TO NOTE ON ITS BOOKS THE SECURITY INTERESTS GRANTED UNDER SUCH PLEDGE AGREEMENT, AND WAIVES ANY RIGHTS OR REQUIREMENT AT ANY TIME HEREAFTER TO RECEIVE A COPY OF SUCH PLEDGE AGREEMENT IN CONNECTION WITH THE REGISTRATION OF ANY PLEDGED COLLATERAL IN THE NAME OF THE AGENT OR ITS NOMINEE OR THE EXERCISE OF VOTING RIGHTS BY THE AGENT OR ITS NOMINEE.

          THE UNDERSIGNED WAIVES ALL RIGHTS IT MAY HAVE UNDER SECTION 8-402 OF THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW AS TO THE GENUINENESS AND EFFECTIVENESS OF EACH INSTRUCTION OR INDORSEMENT WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, FOR ANY GUARANTEE OF THE SIGNATURE ON THE STOCK POWER(S) OR OTHER DOCUMENTS EXECUTED.


-------------------------
                                        [                        ]
                                         ------------------------

                                        BY:
                                          -----------------------
                                           NAME:
                                           TITLE:

                                    ACKNOWLEDGMENT


          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE FOREGOING PLEDGE AGREEMENT, AGREES PROMPTLY TO NOTE ON ITS BOOKS THE SECURITY INTERESTS GRANTED UNDER SUCH PLEDGE AGREEMENT, AND WAIVES ANY RIGHTS OR REQUIREMENT AT ANY TIME HEREAFTER TO RECEIVE A COPY OF SUCH PLEDGE AGREEMENT IN CONNECTION WITH THE REGISTRATION OF ANY PLEDGED COLLATERAL IN THE NAME OF THE AGENT OR ITS NOMINEE OR THE EXERCISE OF VOTING RIGHTS BY THE AGENT OR ITS NOMINEE.

          THE UNDERSIGNED WAIVES ALL RIGHTS IT MAY HAVE UNDER SECTION 8-402 OF THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW AS TO THE GENUINENESS AND EFFECTIVENESS OF EACH INSTRUCTION OR INDORSEMENT WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, FOR ANY GUARANTEE OF THE SIGNATURE ON THE STOCK POWER(S) OR OTHER DOCUMENTS EXECUTED.


-------------------------
                                        [                        ]
                                         ------------------------

                                        BY:
                                          -----------------------
                                           NAME:
                                           TITLE:

                                      EXHIBIT A
                                          TO
                                   PLEDGE AGREEMENT
                             DATED AS OF FEBRUARY 5, 1998



                              PLEDGED STOCK CERTIFICATES




                          Percentage of             Shares of
                          Issued and Outstanding    Capital Stock owned by
                          Stock owned               the Pledgor Subject
Name                      by the Pledgor            to Pledge
--------------------------------------------------------------------------
IFR Instruments, Inc.           100%                        1,000

PK Technology, Inc.             100%                        1,000

Marconi Instruments, Inc.       100%                        6,000

IFR Finance, Inc.               100%                      500,000


                                      EXHIBIT B
                                          to
                                   PLEDGE AGREEMENT
                             dated as of February 5, 1998



                                 FORM OF STOCK POWER




                                     STOCK POWER


          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ _____ Shares of Common Stock of
________________________, a ________________________ corporation, represented by
Certificate No. __ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      ------------------


                              IFR SYSTEMS, INC.


                              By:
                                   -------------------------
                                   Title: